Acquisitions	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Acquisitions
Note 2 – Acquisitions
Pivotal Acquisition Corp.
On December 19, 2019, Pivotal, the legal predecessor company, consummated the Business Combination with LD Topco, Inc. The stockholders of LD Topco, Inc. received an aggregate of 34,800,000 shares of Pivotal common stock. The former stockholders of LD Topco, Inc. also have the right to receive up to 2,200,000 shares of the Company’s common stock if (i) a change in control occurs or (ii) the reported closing sale price of the Company’s common stock exceeds $13.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations or other similar actions) for any 20 consecutive trading days during the five-year period following the closing of the Business Combination. The Company also assumed 29,500,000 warrants which entitles the holder to purchase shares of the Company’s common stock beginning December 18, 2019 at an exercise price of $11.50 per share as part of this transaction.
As part of the transaction, on December 19, 2019, the Company assumed 8% convertible debentures (“Debentures”) due 2024 in an aggregate principal amount of $200 million. The proceeds of the Debentures were used in part to repay the Company’s outstanding Second Lien Facility and amounts outstanding under its revolving credit facility.
The net proceeds from the Business Combination, as reported in the consolidated statements of cash flows for the year ended December 31, 2019 within the financing section are summarized below:

Gross cash received by KLDiscovery from Business Combination	$201,657
Less: fees to underwriters	(6,500)
Less: other transaction costs	(8,654)

Net cash received by KLDiscovery from Business Combination	$186,503